UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008 (June 25, 2008)

DIAMOND DISCOVERIES INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31585	06-1579927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockerfeller Plaza Suite 2000 New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 332-8016

Not applicable
(Former name or former address, if changed since last report.)

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Diamond Discoveries’ beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Diamond Discoveries’ actual results to differ from management's current expectations are contained in Diamond Discoveries' filings with the Securities and Exchange Commission. Diamond Discoveries undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01 OTHER EVENTS.

On June 25, 2008, Diamond Discoveries International, Inc. (the “Company” or “Diamond Discoveries”) issued two press releases.

A copy of the press releases are filed herewith as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document

99.1	Press Release titled, “Diamond Discoveries Receives NI 43-101 Technical Report on Caribou Property, Thetford-Mines, Quebec”, dated June 25, 2008

99.2	Press Release titled, “Diamond Discoveries and Tres-Or Drills New Kimberlite Discovery in Quebec to 252 Metres Vertical Depth”, dated June 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND DISCOVERIES INTERNATIONAL CORP. (Registrant)

Date: June 30, 2008	By:	/s/ Edward Williams
Edward Williams
President, CEO and Principal Accounting Officer